Exhibit 32.1


           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying amended Quarterly Report on Form 10-QSB of International Imaging Systems, Inc. for the quarter ended March 31, 2006, I, C. Leo Smith, President, Chief Executive Officer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         1. Such amended Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in such amended Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of International Imaging Systems, Inc.

                                    INTERNATIONAL IMAGING SYSTEMS, INC.



Dated: July 27, 2006                By: /s/ C. LEO SMITH
                                        ----------------------------------------
                                        C. Leo Smith, President, Chief Executive
                                        Officer, and Chief Financial Officer


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